                                                                   EXHIBIT 99.15

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ N. J. Davison
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts
Attachment 2               Schedule of Receipts and Disbursements
Attachment 3               Bank and Investment Account Statements
Attachment 4               Income Statement
Attachment 5               Balance Sheet
Attachment 6               Summary of Due To/Due From Intercompany Accounts
Attachment 7               Accounts Receivable Aging
Attachment 8               Accounts Payable Detail
Attachment 9               Notes to January Monthly Operating Report

                                        Summary Of Bank, Investment & Petty Cash Accounts                             Attachment 1
                                                      Ocean Development Co.
Summary                                              Case No: 01-10972 (EIK)                                             UNAUDITED
Ocean Development Co.                              For Month Of January, 2002

                                                Balances
                                     ------------------------------    Receipts &         Bank
                                        Opening          Closing       Disbursements      Statements      Account
Account                              As Of 1/01/02    As Of 1/31/02    Included           Included        Reconciled
-------                              -------------    -------------    -------------      ----------      ----------

Ocean Development Co.                      0.00             0.00       No -               No - Not        No -
City National Bank                                                     No Activity        Concentration   No Activity
Account # - 1604832                                                                       Account
ODC Disbursements                          0.00             0.00       No-                No - Not        No
LaSalle Bank                                                           No Activity        Concentration   No Activity
Account # - 5800156167                                                                    Account

ODC Payroll                            8,265.77             0.00       Yes                No - Not        Yes
LaSalle Bank                                                                              Concentration
Account # - 5800156175                                                                    Account

Ocean Development Co.                      0.00             0.00       No-                Not A Bank      No -
Petty Cash                                                             No Activity        Account         No Activity

                                                       Receipts & Disbursements                                       Attachment 2
                                                         Ocean Development Co.
R&D -LASALLE                                            Case No: 01-10972 (EIK)                                          UNAUDITED
ODC PAYROLL                                                     LaSalle
                                                              ODC Payroll
                                                        Account # - 5800156175
                                                     1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                    8,265.77

Receipts

                                  ----------
                                        0.00       Total Receipts

Disbursements

                                      (29.15)       Bank Fees

                                   (8,236.62)        To The Delta Queen Steamboat Co - Hibernia -
                                                      DQ Payroll - Account (812-395-289)

                                  ----------
                                   (8,265.77)       Total Disbursements

 Closing Balance - 31 Jan 02
                                        0.00

                                           Concentration & Investment Account Statements                              Attachment 3
                                                       Ocean Development Co.
Summary                                               Case No: 01-10972 (EIKI
Ocean Development Co.                                For Month Of January, 2002
Attach 283

          No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
 Company=61 (ODC)

                                                                   PTD-Actual
                                                                   JAN-02
                                                                   --------------
Revenue
 Gross Revenue                                                          0.00
 Allowances                                                             0.00
                                                                       -----
 Net Revenue                                                            0.00
Operating Expenses
 Air                                                                    0.00
 Hotel                                                                  0.00
 Commissions                                                            0.00
 Onboard Expenses                                                       0.00
 Passenger Expenses                                                     0.00
 Vessel Expenses                                                        0.00
 Layup/Drydock Expense                                                  0.00
 Vessel Insurance                                                       0.00
                                                                       -----
 Total Operating Expenses                                               0.00
                                                                       -----
 Gross Profit                                                           0.00
SG&A Expenses
   Sales & Marketing                                                    0.00
   Pre-Opening Costs                                                    0.00
                                                                       -----
 Total SG&A Expenses                                                    0.00
                                                                       -----
 EBITDA                                                                 0.00
 Depreciation                                                           0.00
                                                                       -----
 Operating Income                                                       0.00
 Other Expense/(Income)
 Interest Income                                                        0.00
 Equity in Earnings for Sub                                             0.00
 Reorganization expenses                                                0.00
                                                                       -----
 Total Other Expense/(Income)                                           0.00
                                                                       -----
 Net Pretax Income/(Loss)                                               0.00
                                                                       -----
 Income Tax Expense                                                     0.00
                                                                       -----
 Net Income/(Loss)                                                      0.00
                                                                       -----

                  AMCV US SET OF BOOKS Date: 25-FEB-02 09:50:26
                      BALANCE SHEET - ATTACHMENT 5 Page: 1
                             Current Period: JAN-02

currency USD
 Company=61 (ODC)

                                                          YTD-Actual                     YTD-Actual
                                                          JAN-02                         OCT-01
                                                          ---------------                ---------------
ASSETS
     Cash and Equivalent                                             0.00                   118,106.14
     Restricted Cash                                                 0.00                         0.00
     Marketable Securities                                           0.00                         0.00
     Accounts Receivable                                             0.00                   151,000.00
     Inventories                                                     0.00                         0.00
     Prepaid Expenses                                                0.00                     2,428.25
     Other Current Assets                                            0.00                    12,086.31
            Total Current Assets                                     0.00                   283,620.70
     Fixed Assets                                                    0.00                   475,030.49
     Accumulated Depreciation                                        0.00                  (200,064.63)
            Net Fixed Assets                                         0.00                   274,965.86
     Net Goodwill                                                    0.00                         0.00
     Intercompany Due To/From                                 (585,793.50)                 (661,080.60)
     Net Deferred Financing Fees                                     0.00                         0.00
     Net Investment in Subsidiaries                                  0.00                         0.00
     Other Non Current Assets                                        0.00                         0.00
            Total Other Assets                                (585,793.50)                 (661,080.60)
            Total Assets                                      (585,793.50)                 (102,494.04)

                  AMCV US SET OF BOOKS Date: 25-FEB-02 09:50:26
                      BALANCE SHEET - ATTACHMENT 5 Page: 2
                             Current Period: JAN-02

currency USD
 Company=61 (ODC)

                                                            YTD-Actual                   YTD-Actual
                                                            JAN-02                       OCT-01
                                                            --------------               --------------
LIABILITIES
     Accounts Payable                                                 0.00                     8,352.05
     Accrued Liabilities                                              0.00                     4,455.57
     Deposits                                                         0.00                         0.00
                                                              ------------                -------------
            Total Current Liabilities                                 0.00                    12,807.62
     Long Term Debt                                                   0.00                         0.00
     Other Long Term Liabilities                                      0.00                         0.00
                                                              ------------                -------------
            Total Liabilities                                         0.00                    12,807.62

OTHER
     Liabilities Subject to Compromise                           12,807.62                         0.00
                                                              ------------                -------------
            Total Other                                          12,807.62                         0.00

OWNER'S EQUITY
     Common Stock                                                     1.00                         1.00
     Add'1 Paid In Capital                                           99.00                        99.00
     Current Net Income (Loss)                                        0.00                   (34,923.61)
     Retained Earnings                                         (598,701.12)                  (80,478.05)
                                                             -------------                --------------
            Total Owner's Equity                               (598,601.12)                  115,301.66)
                                                             -------------                --------------
            Total Liabilities & Equity                         (585,793.50)                 (102,494.04)
                                                             -------------                --------------

                              Ocean Development Co.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                 BEGINNING                                               ENDING
AFFILIATE NAME                                CASE NUMBER         BALANCE             DEBITS          CREDITS           BALANCE
American Classic Voyages Co.                  01-10954        (206,379,952.56)              --              --      (206,379,952.56)
AMCV Cruise Operations, Inc.                  01-10967          (1,564,704.50)      451,834.32      451,935.90        (1,564,806.08)
The Delta Queen Steamboat Co.                 01-10970          (2,221,004.51)        8,236.62        1,865.60        (2,214,633.49)
Great Pacific NW Cruise Line, L.L.C.          01-10977          24,185,738.20               --              --        24,185,738.20
Cruise America Travel, Incorporated           01-10966             (15,996.19)              --              --           (15,996.19)
Cape Cod Light, L.L.C.                        01-10962          13,075,170.55        73,481.41       73,481.41        13,075,170.55
Cape May Light, 1L.L.C.                       01-10961          14,604,239.22           528.00          528.00        14,604,239.22
Project America, Inc.                         N/A                 (121,769.93)              --              --          (121,769.93)
Oceanic Ship Co:                              N/A               16,588,600.15               --              --        16,588,600.15
Project America Ship I, Inc.                  N/A               88,694,801.97        74,420.36       74,420.36        88,694,801.97
Project America Ship II, Inc.                 N/A               53,705,913.72        59,046.19       59,046.19        53,705,913.72
Great Hawaiian Properties Corporation         01-10971            (780,707.24)              --              --          (780,707.24)
CAT II, Inc.                                  01-10968            (362,391.82)              --              --          (362,391.82)
                                                             ----------------------------------------------------------------------
                                                                  (592.062.94)      667.546.90      661.277.46          (585,793.50)
                                                             ======================================================================

                              Ocean Development Co.

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                              Ocean Development Co.

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.